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Exhibit 99.1
Press Release – FOR IMMEDIATE RELEASE
Carlyle Announces Senior Leadership Appointments
July 28, 2025
John Redett, Mark Jenkins, and Jeff Nedelman to become Co-Presidents of Carlyle
Justin Plouffe to succeed John Redett as Chief Financial Officer of Carlyle
Michael Wand to become Head of EMEA Investments of Carlyle
Admiral James Stavridis, former Supreme Allied Commander at NATO, to become Vice Chairman of Carlyle
WASHINGTON, DC and NEW YORK, NY – July 28, 2025 – Global investment firm Carlyle (NASDAQ: CG)
today announced key senior leadership appointments, effective January 1, 2026. These appointments solidify the firm’s ability to operate at scale, with the focus, alignment, and agility required to lead in today’s competitive environment and to consistently deliver exceptional investment outcomes for clients.
John Redett, Mark Jenkins, and Jeff Nedelman will become Co-Presidents of Carlyle. In these newly created roles, they will work closely with Carlyle CEO, Harvey Schwartz, to advance the firm’s strategic priorities, drive investment performance, and deliver for clients and stakeholders around the world. Michael Wand will become
Head of EMEA Investments, responsible for all investment activity in EMEA.  He will work in partnership with the
Co-Presidents to reinforce Carlyle’s growth ambitions and strategic focus in the region.
In addition, Redett will lead the firm’s Global Private Equity business, overseeing Corporate Private Equity and
Real Assets. Jenkins will lead the firm’s Global Credit and Insurance business, and Nedelman will continue to lead the firm’s Global Client Business, overseeing commercial initiatives and strengthening strategic client partnerships worldwide.
In connection with these appointments, Carlyle also announced today that Justin Plouffe will become Chief
Financial Officer of Carlyle. Justin brings extensive institutional experience and financial acumen, most recently serving as Deputy Chief Investment Officer for Carlyle Global Credit. He has been with Carlyle for more than 18 years. Justin will succeed John Redett, who will continue serving as Chief Financial Officer through year-end 2025 to ensure a seamless transition.
Admiral James Stavridis, USN, Ret, currently Vice Chair of Global Affairs for Carlyle and former Supreme Allied
Commander at NATO, will become Vice Chairman of Carlyle. In this expanded role, Admiral Stavridis will continue to advance Carlyle’s strategic initiatives, providing a unique global perspective and deepening the firm’s engagement on investment and geopolitical matters globally.
“These appointments reflect Carlyle’s continued evolution and our commitment to delivering exceptional results for our clients,” said Harvey Schwartz, Carlyle’s CEO. “These individuals, all Carlyle veterans, are proven leaders whose deep expertise and extensive experience will drive our next phase of growth. I look forward to partnering closely with them, together with Lindsay LoBue, our Chief Operating Officer, as we execute our strategy and deliver significant value to our investors and stakeholders around the world.”
John Redett
John Redett is the Chief Financial Officer and Head of Corporate Strategy at Carlyle and is a member of the
Leadership Committee. He is based in New York. Effective January 1, 2026, Mr. Redett will become Co-President of Carlyle and will lead the Global Private Equity business, overseeing Corporate Private Equity and Real Assets.
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Mr. Redett joined Carlyle in 2007 as an investor on the Global Financial Services team. He has served as Chief
Financial Officer and Head of Corporate Strategy since October 2023. Previously, he was the Head of Global
Financial Services from 2020 to September 2023 and the Co-Head of Global Financial Services from 2016 to 2020.
Mr. Redett is a 25-year veteran of the financial services industry and has been deeply involved in the operations and management of many financial services businesses during his career. He has led or been a key contributor to some of Carlyle’s significant investments across various subsectors of financial services, including Duff & Phelps, TCW,
BankUnited, Hilb Group, EPIC, DBRS, Central Pacific Bank, CFGI, PIB Group, and JenCap. He currently serves on the boards of directors for Hilb Group and NSM Insurance Group.
Prior to joining Carlyle, Mr. Redett worked at Goldman Sachs from 2005 to 2007, and at JP Morgan from 2000 to
2005.
Mr. Redett received a BS from the University of Colorado and an MBA from New York University.
Mark Jenkins
Mark Jenkins is the Head of Global Credit at Carlyle and is a member of the Leadership Committee. He is based in
New York. Effective January 1, 2026, Mr. Jenkins will become Co-President of Carlyle and will lead the Global
Credit and Insurance business.
Mr. Jenkins joined Carlyle in 2016. Prior to joining Carlyle, Mr. Jenkins was a Senior Managing Director at CPPIB
and led the Global Private Investment group. He was Chair of the Credit Investment Committee, Chair of the
Private Investments Committee and also managed the Portfolio Value Creation group. While at CPPIB, Mr. Jenkins founded CPPIB Credit Investments, a multi-strategy platform making direct principal credit investments. He also led CPPIB’s acquisition and oversight of Antares Capital and the subsequent expansion in middle market lending.
Prior to CPPIB, he was Managing Director, Co-Head of Leveraged Finance Origination and Execution for Barclays
Capital in New York. Before Barclays, Mr. Jenkins worked for 11 years at Goldman Sachs in senior positions within the Fixed Income and Financing groups in New York. Mr. Jenkins is member of the Board of Directors of
Fortitude Re. Mr. Jenkins previously served on the Boards of Directors of Wilton Re, Teine Energy, Antares
Capital, Merchant Capital Solutions, Carlyle Secured Lending, Inc., Carlyle Credit Solutions, Inc., and Carlyle
Secured Lending III.
Mr. Jenkins earned a B.Comm degree from Queen’s University.
Jeff Nedelman
Jeff Nedelman is the Global Head of Client Business at Carlyle and is a member of the Leadership Committee and
New Products Committee. He is based in New York. Effective January 1, 2026, Mr. Nedelman will become Co-
President of Carlyle and will continue to lead the Global Client Business.
As Global Head of Client Business, Mr. Nedelman leads the global investor relations team and oversees global distribution across the firm’s three business segments, with a focus on both the institutional and global wealth channels.
Mr. Nedelman joined Carlyle in 2023.  Prior to joining Carlyle, he was a Partner and Senior Managing Director at
Certares from 2020 to 2023. At Certares, he was a member of the Investment Committee and the Management
Committee of Certares Management LLC, as well as a member of the Investment Committee and the Management
Committee of the CK Opportunities Fund.  Before Certares, Mr. Nedelman spent over 25 years at Goldman Sachs, most recently as the Co-Chief Operating Officer of Global Equities, where he played a lead role expanding the firm’s financing and execution products and services. He was a member of the Firmwide Client and Business
Standards Committee and the Securities Division Executive Committee. Previously, he was Global Head of Prime
Services, which included the Prime Brokerage, Clearing (GSEC), and Futures businesses. Prior to that, he was the
Head of Americas Equity Sales.
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Mr. Nedelman received a BA from UC Berkeley and an MBA from the Kellogg School of Management at
Northwestern University.
Justin Plouffe
Justin Plouffe is the Deputy Chief Investment Officer for Global Credit at Carlyle and is a member of the Risk
Committee and Capital Markets Oversight Committee. He is based in New York. Effective January 1, 2026, Mr.
Plouffe will become Chief Financial Officer of Carlyle.
Mr. Plouffe joined Carlyle in 2007 and focuses on investing across Carlyle’s credit strategies and driving growth initiatives for the Global Credit platform. He is a Portfolio Manager for several cross-platform credit strategies, including Carlyle Tactical Private Credit Fund (“CTAC”), and serves on various Global Credit investment committees. In addition to his investing duties, he also serves as President and Chief Executive Officer of Carlyle’s affiliated Business Development Companies, Carlyle Secured Lending, Inc. (“CSL”) and Carlyle Credit Solutions,
Inc. (“CARS”) and as Chief Executive Officer of TCG Capital Markets L.L.C., Carlyle’s SEC-registered broker/
dealer affiliate. He currently serves on the boards of directors of CTAC, CSL, and CARS and previously served on the board of directors of Carlyle Secured Lending III.
Mr. Plouffe has overseen CLO new issuance, led acquisitions of corporate credit management platforms, served as a portfolio manager for structured credit investments, developed proprietary portfolio management analytics, and negotiated a wide variety of financing facilities.
Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He also has served as a Clerk on the
U.S. Court of Appeals for the First Circuit and as a Legislative Assistant to a U.S. Congressman.
Mr. Plouffe received his undergraduate degree from Princeton University and a JD from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA Charterholder and holds Series 7, 24, 57, 63,
79, and 99 licenses.
Michael Wand
Michael Wand is the Head of Europe Private Equity at Carlyle and oversees the firm’s Corporate Private Equity platform in the region. He is based in London. Effective January 1, 2026, Mr. Wand will become Head of EMEA
Investments at Carlyle.
Mr. Wand joined Carlyle in 2001 and has led numerous technology investments, notably P&I AG, FRS Global,
UC4/Automic, Foundry, eggplant, SER Group, and DEPT, and advised on more than a dozen completed realizations. He currently is a member of the boards of directors of Shopware, HSO, DEPT, Disguise, LiveU,
Incubeta, and SNP AG.
Prior to joining Carlyle, Mr. Wand worked for approximately 10 years in investment banking, the last seven years of which were in the technology sector. As a Managing Director, he was responsible for the European software and
Internet research team at Deutsche Bank in London. Prior to that, he worked as a European Software Analyst for
Paribas in London and BHF-Bank in Frankfurt, Germany. During his banking career, Mr. Wand was the underwriting analyst for European technology innovators such as SAP, Autonomy, SurfControl, Utimaco, and
nCipher.
Mr. Wand received a BA from the University of Mannheim and an MBA from the University of Mannheim and The
University of Texas at Austin.
Admiral James Stavridis
Admiral James Stavridis, USN, Ret, is Vice Chair, Global Affairs and a Partner with a focus on international activities and global strategy at Carlyle. He is based in Washington DC. Effective January 1, 2026, Admiral
Stavridis will become Vice Chairman of Carlyle.
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Admiral Stavridis joined Carlyle in 2018. Prior to joining Carlyle, he served as the 16th Supreme Allied
Commander at NATO, with responsibility for Afghanistan, Iraq, Syria, the Balkans, counter-piracy off Africa, the
Arctic, and cybersecurity. Prior to that, he was Commander of US Southern Command, with responsibility for all military activity in Latin America and the Caribbean. Following his 37 years in the military, he served as the 12th
Dean of The Fletcher School of Law and Diplomacy at Tufts University for five years. He is the 12th Chair of the
Board of the Rockefeller Foundation, a Bloomberg Opinion weekly columnist, and Senior Military Analyst for
CNN.
Admiral Stavridis holds a PhD and Masters of Arts in Law and Diplomacy from Tufts University.  He is a graduate of the U.S. Naval Academy and the National War College.
About Carlyle
Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit, and Carlyle AlpInvest. With $453 billion of assets under management as of March 31, 2025, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies, and the communities in which we live and invest. Carlyle employs more than 2,300 people in 29 offices across four continents. Further information is available at www.carlyle.com. Follow Carlyle on
X @OneCarlyle and LinkedIn at The Carlyle Group.
Media
Brittany Bensaull
+1 (212) 813-4839
brittany.bensaull@carlyle.com
Public Market Investor Relations
Daniel Harris
+1 (212) 813-4527
daniel.harris@carlyle.com
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